EXHIBIT 10.1

EXECUTION VERSION

SECOND AMENDMENT AGREEMENT
THIS SECOND AMENDMENT AGREEMENT (this “Second Amendment”) is entered into effective as of November 1, 2013 by and among Global Telecom & Technology, Inc., a Delaware corporation; Global Telecom & Technology Americas, Inc., a Virginia corporation;; NLayer Communications, Inc., an Illinois corporation; PacketExchange (USA), Inc., a Delaware corporation; PacketExchange, Inc., a Delaware corporation;; WBS Connect LLC, a Colorado limited liability company; Communication Decisions SNVC, LLC, a Virginia limited liability company; CORE180, LLC, a Delaware limited liability company; Electra, Ltd., a Virginia corporation; and IDC Global, Inc., a Delaware corporation, and NT Network Services, LLC, a Delaware limited liability company (jointly and severally, the “Borrowers”, and each a “Borrower”) each purchaser from time to time party hereto (collectively, the “Purchasers” and individually, a “Purchaser”), and BIA Digital Partners SBIC II, LP a Delaware limited partnership, in its capacity as Agent for the Purchasers (in such capacity, the “Agent”).
Introduction
A.    Borrowers, Purchasers and Agent are parties to the Second Amended and Restated Note Purchase Agreement dated as of April 30, 2013 (as amended by the First Amendment Agreement dated as of July 12, 2013 and as amended hereby and as further amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), pursuant to which the Purchasers have agreed to purchase Notes from the Borrowers.
B.    The Borrowers have requested that the Administrative Agent and the Purchasers effect certain amendments to the Note Purchase Agreement.
C.    The Borrowers have requested that the Purchasers with a commitment to purchase the Additional Notes pursuant to Section 2.1.5(b) of the Note Purchase Agreement purchase such Additional Notes and waive certain conditions in connection with such purchase and such Purchasers are willing to purchase the Additional Notes on the Second Amendment Effective Date (as defined herein) and waive certain conditions in connection therewith.
D.    The Administrative Agent and the Purchasers are willing to amend the Note Purchase Agreement as expressly provided below.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows.
1.Amendments to the Note Purchase Agreement.
(a)Section 2.3(a) of the Note Purchase Agreement is hereby amended by deleting it and replacing it in its entirety as follows:
“(a) Interest Rate. The Obligations shall bear interest at a rate of eleven (11.00%) per annum payable in cash monthly in arrears on each Interest Payment Date in each year, commencing with the first Interest Payment Date following the Second Amendment Effective Date. For the avoidance of doubt, prior to the Second Amendment Effective Date, the Amended and Restated Notes and the Restatement Notes outstanding under the Agreement shall have accrued interest as provided in this Section 2.3(a) as in effect immediately prior to the Second Amendment Effective Date.”

(b)Amendments to Section 13.1 (Definitions). Section 13.1 of the Note Purchase Agreement is hereby amended by:
(i)    adding the following definitions alphabetically therein:
“Second Amendment Effective Date” means November 1, 2013.
(ii)    deleting the following definitions therein: Cash Interest Portion and PIK Interest.
2.Limited Waiver. In connection with the Additional Takedown and certain Purchasers purchase of the Additional Notes in an aggregate amount of $3,000,000 pursuant to Section 2.1.5(b) of the Note Purchase Agreement and in reliance upon the representations and warranties of the Note Parties set forth in Section 3 below and subject to the conditions to effectiveness set forth in Section 4 below, Purchasers hereby waive GTTI’s requirement to issue to Plexus and BNY the Additional Warrants pursuant to Sections 2.2(c) and 3.3(b) of the Note Purchase Agreement. The foregoing waiver shall not constitute (x) a modification or alteration of the terms, conditions or covenants of the Note Purchase Agreement or any other Note Document or (y) a waiver, release or limitation upon the exercise by Agent or any Purchaser of any of its rights, legal or equitable, thereunder, in each case other than as specifically set forth herein.

3.Representations and Warranties. Each Borrower hereby represents and warrants to the Purchasers that:
(a)the execution, delivery, and performance of this Second Amendment, the Note Purchase Agreement, and the other Note Documents and the issuance of the Additional Notes (i) are within such Borrower’s corporate or limited liability company powers, as applicable, (ii) have been duly authorized by all necessary corporate or limited liability company action, as applicable, (iii) do not require any approval or consent of any Person under any contractual obligation of such Borrower and (iv) do not contravene (A) any law, rule, or regulation, or any order, judgment, decree, writ or injunction, or award of any arbitrator, court, or Governmental Authority, (B) the terms of its Organization Documents or (C) any material contract or undertaking to which it is a party or by which any of its properties may be bound or affected;

(b)this Second Amendment has been duly executed and delivered by such Borrower;

(c)this Second Amendment, the Note Purchase Agreement and the other Note Documents constitute such Borrower’s legal, valid, and binding obligations, enforceable against such Borrower in accordance with their respective terms;

(d)such Borrower is in compliance with all of the terms and provisions set forth in the Note Purchase Agreement and each of the other Note Documents, each as amended hereby, on its part to be observed or performed on or prior to the date hereof in all material respects;

(e)no Default or Event of Default has occurred and is continuing; and

(f)since the Closing Date, there has been no event or circumstance, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect.

4.Conditions. The effectiveness of this Second Amendment and the Purchasers’ purchase of the Additional Notes is subject to the prior or concurrent consummation of each of the following conditions:

(a)Agent shall have received a copy of this Second Amendment duly executed by authorized representatives of each of the Borrowers, Agent and Purchasers;

(b)Purchasers purchasing the Additional Notes shall have received the Additional Notes duly executed by authorized representatives of the Borrowers;

(c)Borrowers shall have delivered such other certificates, documents and agreements as any Required Purchasers may reasonably request;

(d)the representations and warranties in the Note Purchase Agreement shall be true, accurate, and complete in all material respects on the Second Amendment Effective Date; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, and no Default or Event of Default shall have occurred and be continuing or result from purchase of the Additional Notes;

(e)Purchasers shall have received a funds flow in form and substance reasonable satisfactory to the Purchasers indicating the sources and uses of the proceeds of the Additional Notes and the wire transfer instructions for such proceeds;

(f)Purchasers shall have received evidence reasonably satisfactory to Agent indicating that, immediately prior to and after giving pro forma effect to the Additional Takedown, Borrowers shall be in pro forma compliance with the Financial Covenants set forth in Section 6.9 of the Note Purchase Agreement; and

(g)Borrowers shall have paid all fees and expenses (including fees and expenses of counsel) to be paid to Agent or any Purchaser, as applicable, specified in Section 2.4 of the Note Purchase Agreement.

5.Reaffirmation. Borrowers, Administrative Agent and Purchasers each reaffirm all of their respective obligations under the Note Purchase Agreement and the other Note Documents, each as amended hereby.

6.Effect on Note Purchase Agreement. The execution, delivery, and performance of this Second Amendment shall not operate, except as expressly provided herein, as a waiver of or, as an amendment of, any right, power, or remedy of the Administrative Agent or Purchasers under the Note Purchase Agreement or any other Note Document. Except to the extent expressly amended hereby, the Note Purchase Agreement and all other Note Documents shall be unaffected hereby, shall continue in full force and effect, are hereby in all respects ratified and confirmed, and shall constitute the legal, valid, binding and enforceable obligations of each Borrower.

7.Release. Effective on the date hereof, each Borrower, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby waives, releases, remises and forever discharges the Agent and each Purchaser, each of their respective Affiliates, and each of their respective successors in title, past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals and all other persons and entities to whom the Agent or any member of the Purchasers would be liable if such persons or entities were found to be liable to the Borrowers (each a “Releasee” and collectively, the “Releasees”), from any and all past, present and future claims, suits, liens, lawsuits, adverse consequences, amounts paid in settlement, debts, deficiencies, diminution in value, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a “Claim” and collectively, the “Claims”), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforeseen, past or present, liquidated or unliquidated, suspected or unsuspected, which any Borrower ever had from the beginning of the world, now has, or might hereafter have against any such Releasee, which Claims relate, directly or indirectly, to any act or omission by any Releasee that occurred on or prior to the date of this Second Amendment and relate, directly or indirectly, to the Note Purchase Agreement or any Note Document, or any acts or omissions of any such Releasee that occurred on or prior to the date of this Second Amendment with respect to the Note Purchase Agreement or any Note Document, or the purchaser-borrower relationship evidenced by the Note Purchase Agreement and the related Note Documents, except for the duties and obligations set forth in this Second Amendment, the duties and obligations set forth in the Note Purchase Agreement and the respective Note Documents to be performed on or after the date of this Second Amendment and for any liability unknown to the Borrowers as of the date hereof that arises solely out of the gross negligence or willful misconduct of the Agent or of any Purchaser as determined by a final and non-appealable judgment of a court of competent jurisdiction. As to each and every Claim released hereunder, each Borrower hereby represents that it has received the advice of legal counsel with regard to the releases contained herein.

8.No Novation; Entire Agreement. This Second Amendment evidences solely the amendment of the terms and provisions of the Borrowers’ obligations under the Note Purchase Agreement specified herein and is not a novation or discharge thereof. There are no other understandings, express or implied, among Purchasers and Borrowers regarding the subject matter hereof.

9.Choice of Law. The validity of this Second Amendment, its construction, interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles.

10.Definitions and Construction. Capitalized terms used but not otherwise defined herein shall have the respective meanings given to such terms in the Note Purchase Agreement, as amended hereby. Upon and after the effectiveness of this Second Amendment, each reference in the Note Purchase Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Note Purchase Agreement, and each reference in the other Note Documents to “the Note Purchase Agreement”, “thereunder”, “therein”, “thereof”, or words of like import referring to the Note Purchase Agreement, shall mean and be a reference to the Note Purchase Agreement as amended hereby.

11.Counterparts; Delivery by Facsimile or Electronic Mail. This Second Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Second Amendment by facsimile or electronic mail shall be as effective as delivery of a manually executed counterpart of this Second Amendment. Any party delivering an executed counterpart of this Second Amendment by facsimile or electronic mail also shall deliver a manually executed counterpart of this Second Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Second Amendment.

[signatures on the following page]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed as of the date first above written.
BORROWERS:

GLOBAL TELECOM & TECHNOLOGY, INC.

By: /s/ Richard D. Calder, Jr.
Name: Richard D. Calder, Jr.
Title: President and Chief Executive Officer

GLOBAL TELECOM & TECHNOLOGY AMERICAS, INC.

By: /s/ Richard D. Calder, Jr.
Name: Richard D. Calder, Jr.
Title: President and Chief Executive Officer

NLAYER COMMUNICATIONS, INC.

By: /s/ Richard D. Calder, Jr.
Name: Richard D. Calder, Jr.
Title: President and Chief Executive Officer

PACKETEXCHANGE (USA), INC.

By: /s/ Richard D. Calder, Jr.
Name: Richard D. Calder, Jr.
Title: President and Chief Executive Officer

PACKETEXCHANGE INC.

By: /s/ Richard D. Calder, Jr.
Name: Richard D. Calder, Jr.
Title: President and Chief Executive Officer

Signature Page to Second Amendment Agreement

WBS CONNECT LLC

By: /s/ Richard D. Calder, Jr.
Name: Richard D. Calder, Jr.
Title: President and Chief Executive Officer

COMMUNICATION DECISIONS - SNVC, LLC

By: /s/ Richard D. Calder, Jr.
Name: Richard D. Calder, Jr.
Title: President and Chief Executive Officer

CORE180, LLC

By: /s/ Richard D. Calder, Jr.
Name: Richard D. Calder, Jr.
Title: President and Chief Executive Officer

ELECTRA LTD.

By: /s/ Richard D. Calder, Jr.
Name: Richard D. Calder, Jr.
Title: President and Chief Executive Officer

IDC GLOBAL, INC.

By: /s/ Richard D. Calder, Jr.
Name: Richard D. Calder, Jr.
Title: President and Chief Executive Officer

NT Network Services, LLC

By: /s/ Richard D. Calder, Jr.
Name: Richard D. Calder, Jr.
Title: President and Chief Executive Officer

Signature Page to Second Amendment Agreement

AGENT AND PURCHASERS:

BIA DIGITAL PARTNERS SBIC II LP, as Agent and as a Purchaser
By: BIA Digital Partners II LLC
Its: General Partner

By: /s/ Lloyd R. Sams
Name: Lloyd R. Sams
Title: Managing Principal

Signature Page to Second Amendment Agreement

PLEXUS FUND II, L.P., as a Purchaser
By: Plexus Fund II GP, LLC
Its: General Partner

By: /s/ Robert R. Anders, Jr.
Name: Robert R Anders, Jr.
Title: Manager

Signature Page to Second Amendment Agreement

BNY MELLON-ALCENTRA MEZZANINE III, L.P., as a Purchaser
By: BNY Mellon-Alcentra Mezzanine III (GP), L.P.
Its: General Partner

By: /s/ Paul Echausse
Name: Paul Echausse
Title: Managing Director

Signature Page to Second Amendment Agreement